UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008

iDcentrix, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51263	20-4650531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2101 Rosecrans Avenue, Suite 4240 El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 414-2675

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On May 5, 2008, iDcentrix, Inc. (the “Company”) issued a press release (the “Press Release”) which includes certain information with respect to the Company’s results of operations for the fiscal year ended January 31, 2008. A copy of the Press Release is furnished as Exhibit 99.1 to this Report.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit	Description

99.1	Press release of iDcentrix, Inc., dated May 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iDcentrix, Inc.
Date: May 5, 2008	By:	/s/ Francine Dubois
Francine Dubois
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of iDcentrix, Inc., dated May 5, 2008